                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: January 25, 2001


                       CHASE MORTGAGE FINANCE CORPORATION
                  ---------------------------------------------
                           (Exact Name of Registrant)

      Delaware                     333-56081                  52-1495132
---------------------     ---------------------------     ----------------------
(State or other             (Commission File Number)      (IRS Employer
jurisdiction of                                           Identification No.)
incorporation)


           343 Thornall Street, Edison, NJ                 08837
           --------------------------------------------    ------------
           (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:  (732) 205-0600

Item 5.  Other Events:


         On or about January 25, 2001, Chase Mortgage Finance Corporation (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 2000-S1, Series 2000-S2, Series 2000-S3, Series 2000-S4, Series 2000-S5, Series 2000-S6, Series 2000-S7 and Series 2000-S8 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.

         On December 31, 2000, J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation completed their merger, with the surviving corporation being named J.P. Morgan Chase & Co. ("J.P. Morgan Chase"). The Chase Manhattan Bank ("Chase"), Chase Manhattan Bank USA, National Association ("Chase USA") and Morgan Guaranty Trust Company of New York are subsidiaries of J.P. Morgan Chase.

         During the fourth quarter of 2000, J.P. Morgan Chase implemented a revised policy for consumer loan charge-offs to conform with a policy statement adopted by the Federal Financial Institutions Examination Council ("FFIEC"). The FFIEC policy, originally issued in February 1999, established uniform guidelines for the charge-off of consumer loans to delinquent, bankrupt, deceased and fraudulent borrowers. In connection with the implementation of this policy, J.P. Morgan Chase took a $93 million charge-off for credit card, auto finance and mortgage loans on a managed basis (i.e., including securitizations) in the fourth quarter of 2000. The Depositor does not believe that the revised charge-off policy will materially affect the interests of holders of the certificates.

Item 7(c).  Exhibits

               Exhibits          Description
               ----------        ---------------

               20.1 Monthly Reports with respect to the January 25, 2001 distribution

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 2, 2001

                                             THE CHASE MANHATTAN BANK,
                                             As Paying Agent, on behalf of Chase
                                             Mortgage Finance Corp.

                                             By:  /s/ Andrew M. Cooper
                                             ---------------------------
                                             Name:  Andrew M. Cooper
                                             Title: Trust Officer

                                      INDEX TO EXHIBITS
                                      -----------------

Exhibit No.                           Description
---------------                       -----------------
20.1                                  Monthly Reports with respect to the
                                      distribution to certificateholders on
                                      January 25, 2001.